                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) March 22, 2007
                                                          --------------

                              --------------------

                             EVERLAST WORLDWIDE INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

         DELAWARE                   0-25918                   13-3672716
         --------                   -------                   ----------
(State or Other Jurisdiction      (Commission               (IRS Employer
     of Incorporation)            File Number)            Identification No.)

         1350 Broadway, Suite 2300, New York, New York           10018
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                    (Address of Principal Executive Offices)    (Zip Code)

        Registrant's telephone number, including area code (212) 239-0990
                                                           --------------

                                       N/A
             -------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

   Check  the  appropriate  box  below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications  pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_|  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_|  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

   |_|  Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS.

            On March 22, 2007, Everlast Worldwide Inc. (the "Company") announced the  filing of its  registration  statement  with the  Securities  and  Exchange
Commission for a proposed  underwritten public offering of $33 million of common stock  offered by the  Company,  as well as  additional  shares to be offered by certain selling  stockholders.  Attached hereto as Exhibit 99.1 is a copy of the press release.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

Exhibit Number    Description
--------------    -----------

99.1              Press  release of Everlast  Worldwide  Inc.  dated March 22,
                  2007.

                                  SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                    EVERLAST WORLDWIDE INC.
                                        (Registrant)

Date: March 23, 2007
                                    By:  /s/ Gary J. Dailey
                                         ---------------------------------------
                                    Name:  Gary J. Dailey
                                    Title: Chief Financial Officer